UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2019

ALCOA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania		15212-5858
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-315-2900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.
On October 16, 2019, Alcoa Corporation (the “Company”) issued a press release announcing its third quarter 2019 financial results.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02.
The information contained in this Item 2.02 shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01  Other Events.
On October 16, 2019, the Company announced a multi-year portfolio review to drive lower costs and sustainable profitability.  Planned initiatives include:
(i)
over the next 12 to 18 months, pursuing non-core asset sales expected to generate an estimated $500 million to $1 billion in net proceeds. Based on annualized 2019 year-to-date results, the Company estimates approximately $50 million to $100 million in reduced adjusted EBITDA due to such asset sales; and

(ii)
over the next five years, realigning the Company's operating portfolio. The Company has placed under review 1.5 million metric tons of smelting capacity and 4 million metric tons of alumina refining capacity. The review will consider opportunities for significant improvement, potential curtailments, closures or divestitures.

After the portfolio transformation, the Company expects to be the lowest emitter of carbon dioxide among all global aluminum companies, per ton of emissions in both smelting and refining, and aims to move its aluminum portfolio to a first quartile cost position. In addition, the Company anticipates that up to 85 percent of its smelting portfolio will be powered by renewable energy, building upon the Company’s existing sustainability profile.
In addition, on October 16, 2019, the Company announced that it has refined its three strategic priorities. In 2016, Alcoa introduced three strategic priorities: Reduce Complexity, Drive Returns and Strengthen the Balance Sheet. To reflect Alcoa’s increasing focus on becoming a stronger, more sustainable company, it has updated Strengthen the Balance Sheet to Advance Sustainably. This priority encompasses both financial sustainability through balance sheet improvements and portfolio transformation, as well as achieving high economic, social and environmental standards to deliver value for the Company's stockholders.
A copy of the related press release is attached hereto as Exhibit 99.1.
Non-GAAP Financial Measures
This Current Report on Form 8-K includes a range of estimated reduced adjusted EBITDA for the Company related to potential future asset sales. Alcoa Corporation has not provided a reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure for the following reasons. The Company’s financial results are heavily dependent on market-driven factors, such as LME-based prices for aluminum, index- and spot-based prices for alumina, and foreign currency exchange rates. As such, the Company may experience significant volatility on a daily basis related to its estimated adjusted EBITDA. Management applies estimated sensitivities, such as those relating to aluminum and alumina prices and foreign currency exchange rates, to the components that comprise adjusted EBITDA. However, a similar analysis cannot be performed relating to the components necessary to reconcile adjusted EBITDA to the most directly comparable GAAP financial measure without unreasonable effort.
Forward-Looking Statements
This Current Report on Form 8-K contains statements that relate to future events and expectations, including those relating to planned portfolio actions (including the Company’s expectations regarding the estimated timing, reduced adjusted EBITDA, and proceeds of potential future asset sales, and asset review timing), results of the portfolio actions (including the Company’s expectations regarding carbon dioxide emissions, energy profile, and cost position), and the revised strategic priority, and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Additional information concerning factors that could cause actual results to differ materially from those projected in the forward-looking statements is contained in the Company’s filings with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit number	Description
99.1	Press release of Alcoa Corporation dated October 16, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

Date: October 16, 2019	By:	/s/	Jeffrey D. Heeter
Jeffrey D. Heeter
Executive Vice President, General Counsel and Secretary